Exhibit 10.5

SECURITY AGREEMENT

THIS SECURITY AGREEMENT (this “Agreement”) is made as of September 15, 2010, between PRESCIENT MEDICAL, INC., a Delaware corporation (“Obligor”), and CAMBRIDGE HOLDINGS, LTD., a Colorado corporation (“Secured Party”).

W I T N E S S E T H:

WHEREAS, Obligor has issued or will issue to Secured Party those certain Senior Secured Promissory Notes dated the date hereof or hereafter in an aggregate principal amount up to $5,000,000 (as amended, restated, supplemented or otherwise modified from time to time, each, a “Promissory Note” and collectively, the “Promissory Notes”); and

WHEREAS, in order to induce Secured Party to extend the Loans to Obligor, Obligor has agreed to grant a continuing security interest in and to the Collateral (as defined below) in order to secure the prompt and complete payment, observance and performance of the Obligations and all other present and future obligations of Obligor arising from this Agreement, the Promissory Note and any other agreements, instruments and other documents executed in connection herewith or therewith (collectively, the “Loan Documents” and each, a “Loan Document”), (collectively, the “Secured Obligations”);

NOW, THEREFORE, in consideration of the foregoing premises and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

1.  Definitions

1.1  If not otherwise defined in this Agreement or the Promissory Notes, for the purposes of this Agreement:

“Assets” means the assets set forth on Schedule 1 attached hereto.

“Bankruptcy Code” means the United States Bankruptcy Code (11 U.S.C. Section 101 et seq.), as now or hereafter amended, and any successor statute.

“Insolvency Proceeding” means any proceeding commenced by or against any Person under any provision of the Bankruptcy Code or under any other state, federal or non-US bankruptcy or insolvency law, assignments for the benefit of creditors, formal or informal moratoria, compositions, or proceedings seeking reorganization, arrangement, or other similar relief.

“Notice Filing” means each grant of security interest in United States patents, trademarks or copyrights filed by Secured Party in respect of the Collateral.

“Transferred Assets” has the meaning set forth on Schedule 1.

“UCC” means the Uniform Commercial Code as the same may, from time to time, be enacted and in effect in the state of Georgia; provided that to the extent that the UCC is used to define any term herein and such term is defined differently in different Articles of the UCC, the definition of such term contained in Article shall govern; provided, further, that in the event that, by reason of mandatory provisions of law, any or all of the attachment, perfection or priority of, or remedies with respect to, Secured Party’s Lien on any Collateral is governed by the Uniform Commercial Code as enacted and in effect in a jurisdiction other than the state of Georgia, the term “UCC” shall mean the Uniform Commercial Code as enacted and in effect in such other jurisdiction solely for purposes of the provisions thereof relating to such attachment, perfection, priority or remedies and for purposes of definitions related to such provisions.

1.2  Capitalized terms used in this Agreement and not otherwise defined shall have the meanings ascribed to such terms in the Promissory Note.

2.  Grant of Security Interest

 Obligor hereby unconditionally grants, assigns, and pledges to Secured Party, to secure the Secured Obligations, a continuing security interest in Obligor’s right, title, and interest in and to the following, whether now owned or hereafter acquired or arising and wherever located (the “Collateral”):

2.1  the Assets; and

2.2  all of the proceeds (as that term is defined in the UCC) and products, whether tangible or intangible, of any of the foregoing, including cash proceeds and, to the extent not otherwise included, all payments, including payments under insurance (whether or not Secured Party is the loss payee thereof), or any indemnity, warranty, insurance, or guaranty, payable by reason of, or claims arising out of, loss or non-conformity of, defects or infringement of rights in, or damage to, or otherwise with respect to any of the foregoing, whether insured or not insured, and all accessions to, substitutions and replacements for, and rents and profits of, each of the foregoing.

3.  Obligations Secured

The security interest granted hereby secures the prompt and complete payment and performance when due of all Secured Obligations, whether now existing or hereafter arising.

4.  Obligor’s Right to Use Collateral

Until the occurrence of an Event of Default and written notice from Secured Party to Obligor to the contrary, Obligor shall have the right to possession and enjoyment of the Collateral for the purpose of conducting the ordinary course of its businesses, subject to and upon the terms hereof and the other Loan Documents.

5.      Warranties

Obligor hereby represents and warrants to Secured Party that:

5.1  Security Interest

This Agreement creates a valid security interest in the Collateral of Obligor, to the extent a security interest therein can be created under the UCC, securing the payment of the Secured Obligations.  Except to the extent a security interest in the Collateral cannot be perfected by the filing of a financing statement under the UCC or pursuant to filings with the United States Patent and Trademark Office or the United States Copyright Office, as applicable, all filings and other actions necessary or desirable to perfect and protect such security interest have been duly taken or will have been taken upon (a) the filing of financing statements listing Obligor as a debtor, and Secured Party as secured party, with the clerk of any county in the state of Georgia and (b) the filing of Notice Filings with the United States Patent and Trademark Office or the United States Copyright Office, as applicable.  Upon the making of such filings, Secured Party shall have a first priority perfected security interest in the Collateral of Obligor to the extent such security interest can be perfected by the filing of a financing statement or pursuant to filings with the United States Patent and Trademark Office or the United States Copyright Office, as applicable.

5.2  Financing Statements

No financing statement covering any of the Collateral is on file in any public office, except any which may have been filed on behalf of Secured Party or the Spencer Trask Entities in connection with the Spencer Trask Security Agreement (as defined in the Subordination Agreement).

5.3  Good Title

Obligor is and will be the lawful owner of all Collateral, free of all liens and claims whatsoever, except the security interest granted hereunder and, so long as the Subordination Agreement is in full force and effect, the Lien in favor of the Spencer Trask Entities granted under the Spencer Trask Security Agreement.

5.4  Accuracy of Information

All information now or hereafter furnished by Obligor to Secured Party relating to the Collateral is and will be true and correct in all material respects as of the date furnished.

5.5  Organizational Status

The name of Obligor as it appears in the official filings in the jurisdiction of formation of Obligor, the type of entity of Obligor, the identification number issued by the jurisdiction of organization for Obligor, if any, its chief executive office and the jurisdiction of formation of Obligor is as specified on Schedule 2.

6.  Agreements of Obligor

Until such time as all Secured Obligations have been paid in full in cash or converted as contemplated in the Promissory Note and the Promissory Note and all other Loan Documents have been terminated, and absent the written consent of Secured Party, Obligor hereby agrees that:

6.1  Organizational Status; Perfection of Security Interest

Obligor shall maintain and shall not make any changes to its organizational status, legal name, state of formation or organizational number from that in existence on the date hereof without giving Secured Party at least 30 days prior written notice thereof.

6.2  Books and Records

Obligor will keep at its chief executive office all its books and records concerning all of the Collateral, which books and records will be of such character as will enable Secured Party to determine at any time the status thereof; provided that Obligor may move such books and records to another location so long as Obligor gives Secured Party 30 days prior written notice of such move, which notice shall include the address of such other location.

6.3  Furnishing of Information

Obligor will furnish Secured Party such information concerning Obligor and the Collateral as Secured Party may from time to time reasonably request.

6.4  Inspection

Obligor will permit Secured Party, during normal business hours as often as Secured Party may reasonably request, subject to reasonable access, security and confidentiality restrictions, to inspect, audit and make copies of and extracts from books, records and all other papers in possession of Obligor pertaining to the Collateral.

6.5  Insurance

Obligor will at all times maintain insurance with respect to the Collateral and businesses with financially sound and reputable insurers, having coverage against losses or damages of the kinds customarily insured against by reputable companies in the same or similar businesses, such insurance being in amounts no less than those amounts which are customary for such companies under similar circumstances.  Within 15 Business Days after the request of Secured Party (or such later date to which Secured Party may agree in its sole and absolute discretion), Secured Party shall be named as additional insured with respect to all of Obligor’s liability policies and loss payee with respect to all of the Collateral.

6.6  Maintenance of Collateral

Obligor will at all times maintain the Collateral in good condition and will not waste, misuse or otherwise permit the Collateral to deteriorate in value, except for items consumed in the ordinary course of business and ordinary wear and tear.

6.7  Intellectual Property

                (a)  Upon written request of Secured Party, in order to facilitate filings with the United States Patent and Trademark Office or the United States Copyright Office, as applicable, Obligor shall promptly (and in no event later than 3 Business Days after receiving such request) execute and deliver to Secured Party one or more Notice Filings to further evidence Secured Party’s lien on patents, trademarks and copyrights constituting Collateral.

(b)  Obligor shall have the duty, as determined in Obligor’s reasonable business judgment to be necessary or economically desirable in the operation of Obligor’s business, (i) to promptly sue for infringement, misappropriation, or dilution of any patent, trademark or copyright right and to recover any and all damages for such infringement, misappropriation, or dilution, (ii) to prosecute diligently any patent, trademark or copyright application that is part of the Collateral pending as of the date hereof or hereafter until the termination of this Agreement, and (iv) to take all reasonable and necessary action to preserve and maintain all of Obligor’s patents, trademarks and copyrights constituting Collateral, and its rights therein, including the filing of applications for renewal, affidavits of use, affidavits of non-contestability and opposition and interference and cancellation proceedings and the making of all necessary payments and filings in connection with the registration, maintenance, and renewal of patents, trademarks and copyrights in the United States Patent and Trademark Office or the United States Copyright Office, as applicable, to maintain all patents, trademarks and copyrights constituting Collateral and all rights therein.  Any expenses incurred in connection with the foregoing shall be borne by Obligor.

(c)  Obligor acknowledges and agrees that Secured Party shall have any duties under this Agreement with respect to the Collateral.  Without limiting the generality of this Section 6.7(c), Obligor acknowledges and agrees that Secured Party shall not be under any obligation under this Agreement to take any steps necessary to preserve rights in any Collateral against any other Person, but Secured Party may do so at its option upon written notice to Obligor from and after the occurrence and during the continuance of an Event of Default, and all expenses incurred in connection therewith (including reasonable fees and expenses of attorneys and other professionals) to the extent reasonable and necessary, material or economically desirable in the operation of Obligor’s business shall be for the sole account of Obligor and due and payable upon demand by Secured Party.

6.8  Commercial Tort Claims

Obligor shall promptly (and in no event later than 5 Business Days of receipt thereof), notify Secured Party in writing upon incurring or otherwise obtaining any commercial tort claim (as defined in the UCC) after the date hereof and, upon request of Secured Party, promptly amend this Agreement to describe such after-acquired commercial tort claim in a manner that identifies such commercial tort claim to the reasonable satisfaction of Secured Party, and hereby authorizes the filing of additional financing statements or amendments to existing financing statements describing such commercial tort claims, and agrees to do such other acts or things deemed necessary or desirable by Secured Party to give Secured Party a first priority, perfected security interest in any such commercial tort claims.

6.9  Waivers

Obligor hereby waives, to the full extent permitted by law, the benefit of all appraisement, valuation, stay, extension and redemption laws, now or hereafter in force, and all rights of marshalling of the assets of Obligor in the event of any sale of the Collateral or any part thereof or any interest therein pursuant hereto, whether upon foreclosure or by power of sale or otherwise and whether under executory process or other legal process.  Obligor waives notice of demand and delivery and all other notices, delays and demands.

6.10  Performance of Obligor’s Obligations by Secured Party

Upon no less than 3 Business Days prior written notice, Secured Party may from time to time perform any obligation of Obligor hereunder which Obligor shall fail to perform and take any other action which Secured Party deems reasonably necessary for the maintenance or preservation of any of the Collateral or its interest therein, and Obligor agrees that all costs and expenses incurred by Secured Party in connection with this Section 6.10 shall be indebtedness secured hereby and due and payable upon demand by Secured Party.

6.11  Further Assurances

                (a)  Obligor agrees that from time to time, at its own expense, Obligor will promptly execute and deliver all further instruments and documents, and do such other acts and things, that may be necessary, or that Secured Party may reasonably request, in order to establish and maintain a valid and perfected first priority security interest in all of the Collateral or to perfect and protect the security interest granted or purported to be granted hereby or to enable Secured Party to exercise and enforce its rights and remedies hereunder with respect to any of the Collateral.

(b)  Obligor authorizes the filing by Secured Party of financing or continuation statements, or amendments thereto, and Obligor will execute and deliver to Secured Party such other instruments, documents or notices, as may be necessary or as Secured Party may reasonably request, in order to perfect and preserve the security interest granted or purported to be granted hereby.

(c)  Obligor authorizes Secured Party at any time and from time to time to file, transmit, or communicate, as applicable, financing statements and amendments, at the expense of Obligor (i) in all public offices deemed necessary or desirable by Secured Party at Obligor’s expense, (ii) describing the Collateral as being of equal or lesser scope or with greater detail, or (iii) that contain any information required by part 5 of Article 9 of the UCC for the sufficiency or filing office acceptance.

(d)  Obligor acknowledges that it is not authorized to file any financing statement or amendment or termination statement with respect to any financing statement filed in connection with this Agreement without the prior written consent of Secured Party, subject to Obligor’s rights under Section 9-509(d)(2) of the UCC.  Upon payment in full in cash of the Secured Obligations, Secured Party shall authorize Obligor to file such termination statements as Obligor shall reasonably request.

6.12  Secured Party Appointed Attorney-in-Fact

Obligor hereby irrevocably appoints Secured Party its attorney-in-fact, with full authority in the place and stead of Obligor and in the name of Obligor or otherwise, at such time as an Event of Default has occurred and is continuing, to take any action and to execute any instrument which Secured Party may reasonably deem necessary or advisable to accomplish the purposes of this Agreement, including the right, but not the obligation, to bring suit in Secured Party’s own name to enforce the patents, trademarks and copyrights constituting Collateral and, if Secured Party shall commence any such suit, Obligor shall, at the request of Secured Party, do any and all lawful acts and execute any and all proper documents reasonably required by Secured Party in aid of such enforcement.  To the extent permitted by law, Obligor hereby ratifies all that such attorney-in-fact shall lawfully do or cause to be done by virtue hereof.  This power of attorney is coupled with an interest and shall be irrevocable until this Agreement is terminated.

7. Procedures Upon an Event of Default

7.1  Remedies

(a)  Upon the occurrence and during the continuance of any Event of Default, Secured Party may take any and all of the following actions:  (i) exercise any and all rights, powers and privileges with respect to the Collateral; or (ii) exercise from time to time any other right or remedy available to Secured Party under the applicable Uniform Commercial Code or otherwise available under the other Loan Documents, at law or in equity.  Upon the occurrence and during the continuance of an Event of Default, Obligor shall pay all costs and expenses of Secured Party of collection of any and all the Secured Obligations and enforcement of rights hereunder, including reasonable attorneys’ fees.  All rights and remedies specified herein are cumulative and are in addition to such other rights and remedies as are otherwise available to Secured Party.  If any notification of intended disposition of any of the Collateral is required by law, such notification if mailed shall be deemed reasonably and properly given if mailed at least 10 days before such disposition in accordance with Section 15 of the Promissory Note.

(b)  Any cash held by Secured Party as Collateral and all cash proceeds received by Secured Party in respect of any sale of, collection from, or other realization upon all or any part of the Collateral shall be applied by Secured Party against the Secured Obligations in such order as it shall determine in its sole discretion.  In the event the proceeds of Collateral are insufficient to satisfy all of the Secured Obligations in full, Obligor shall remain liable for any such deficiency.

(c)  Obligor hereby acknowledges that the Secured Obligations arose out of a commercial transaction, and agrees that if an Event of Default shall occur and be continuing Secured Party shall have the right to an immediate writ of possession without notice of a hearing.  Secured Party shall have the right to the appointment of a receiver for the properties and assets of Obligor, and Obligor hereby consents to such rights and such appointment and hereby waives any objection Obligor may have thereto or the right to have a bond or other security posted by Secured Party.

7.2  Marshaling

Secured Party shall not be required to marshal any present or future collateral security (including the Collateral) for, or other assurances of payment of, the Secured Obligations or any of them or to resort to such collateral security or other assurances of payment in any particular order, and all of its rights and remedies hereunder and in respect of such collateral security and other assurances of payment shall be cumulative and in addition to all other rights and remedies, however existing or arising.  To the extent that it lawfully may, Obligor hereby agrees that it will not invoke any law relating to the marshaling of collateral which might cause delay in or impede the enforcement of Secured Party’s rights and remedies under this Agreement or under any other instrument creating or evidencing any of the Secured Obligations or under which any of the Secured Obligations is outstanding or by which any of the Secured Obligations is secured or payment thereof is otherwise assured, and, to the extent that it lawfully may, Obligor hereby irrevocably waives the benefits of all such laws.

8.  Indemnity

Obligor agrees to indemnify Secured Party from and against all third party claims, lawsuits and liabilities (including reasonable attorneys fees) growing out of or resulting from this Agreement (including enforcement of this Agreement), except claims, losses or liabilities resulting solely from the gross negligence or willful misconduct of the party seeking indemnification as determined by a final non-appealable order of a court of competent jurisdiction.  This provision shall survive the termination of this Agreement and the other Loan Documents and the repayment of the Secured Obligations.

9.  Miscellaneous

9.1  No Waiver; Remedies Cumulative

No failure or delay on the part of Secured Party in exercising any right, power or remedy hereunder or under any other Loan Document and no course of dealing between Obligor and Secured Party shall operate as a waiver thereof.  Each right, power, and remedy of Secured Party as provided for in this Agreement or in the other Loan Documents or now or hereafter existing at law or in equity or by statute or otherwise shall be cumulative and concurrent and not exclusive and shall be in addition to every other right, power, or remedy provided for in this Agreement or in the other Loan Documents or now or hereafter existing at law or in equity or by statute or otherwise.  The exercise, beginning of the exercise, or partial exercise by Secured Party of any one or more of such rights, powers, or remedies shall not preclude the simultaneous or later exercise by Secured Party of any or all such other rights, powers, or remedies.  No notice to or demand on Obligor required hereunder shall entitle Obligor to any other or further notice or demand in similar or other circumstances or constitute a waiver of the rights of Secured Party to any other or further action in any circumstances without notice or demand.

9.2  Governing Law

This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware, regardless of the laws that might otherwise govern under applicable principles of conflicts of laws thereof.

9.3  Counterparts

This Agreement may be executed in any number of counterparts and by different parties on separate counterparts, each of which, when executed and delivered, shall be deemed to be an original, and all of which, when taken together, shall constitute but one and the same Agreement.  Delivery of an executed counterpart of this Agreement by telefacsimile or other electronic method of transmission shall be equally as effective as delivery of an original executed counterpart of this Agreement.

9.4  Severability

Any provision of this Agreement which is prohibited or unenforceable shall be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof in that jurisdiction or affecting the validity or enforceability of such provision in any other jurisdiction.

9.5  Headings

Headings used in this Agreement are for convenience only and shall not be used in connection with the interpretation of any provision hereof.

9.6  Certain Matters of Construction

Any pronoun used shall be deemed to cover all genders.  References in this Agreement to “Sections” and “Schedules” shall be to Sections and Schedules of or to this Agreement unless otherwise specifically provided.  All references in this Agreement to (a) statutes shall include all amendments of same and implementing regulations and any successor statutes and regulations, (b) any instrument or agreement shall include any and all modifications and supplements thereto and any and all restatements, extensions or renewals thereof to the extent such modifications, supplements, restatements, extensions or renewals of any such documents are permitted by the terms thereof, (c) any Person shall mean and include the successors and permitted assigns of such Person, (d) “including” shall be understood to mean “including, without limitation” or (e) the time of day shall mean the time of day on the day in question in New York, New York, unless otherwise expressly provided in this Agreement.  Unless the context of this Agreement clearly requires otherwise, references to the plural include the singular, references to the singular include the plural and the term “or” has, except where otherwise indicated, the inclusive meaning represented by the phrase “and/or.”  The words “hereof”, “herein”, “hereby”, “hereunder”, and similar terms in this Agreement refer to this Agreement as a whole and not to any particular provision of this Agreement.  Whenever in any provision of this Agreement Secured Party is authorized to take or decline to take any action (including making any determination) in the exercise of its “discretion”, such provision shall be understood to mean that Secured Party may take or refrain to take such action in its sole discretion.

9.7  Modification

No amendment or waiver of any provision of this Agreement nor consent to any departure by Obligor therefrom shall in any event be effective unless the same shall be in writing and signed by Secured Party and Obligor, and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given.

9.8  Survival of Representations

All representations and warranties contained herein or made in writing by Obligor in connection herewith shall survive the execution and delivery of this Agreement and any and all other documents and writings relating to or arising out of any of the foregoing or any of the Secured Obligations.

9.9  Successors and Assigns

This Agreement shall be binding upon and inure to the benefit of the respective successors and assigns of the parties hereto.

9.10  Notices

Any notice required or desired to be given under this Agreement shall be provided as set forth in the Promissory Note.

9.11  Term of Agreement

Obligor expressly agrees that this Agreement and the security interest in the Collateral conveyed to Secured Party hereunder shall remain valid and in full force and effect until the Secured Obligations have been repaid or converted in full, at which time this Agreement and such security interest shall automatically terminate and Secured Party will take any actions, at the direction and sole expense of Obligor, reasonably necessary to release the Collateral and remove its security interest thereon.

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IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed and delivered by their duly authorized officers as of the date first above written.

OBLIGOR:	PRESCIENT MEDICAL, INC.
	By:	/s Patricia Scheller
Patricia Scheller, Executive Officer
SECURED PARTY:	CAMBRIDGE HOLDINGS, LTD.
	By:	/s Jeffrey McGonegal
Jeffrey McGonegal, Chief Financial Officer

SCHEDULE 1

ASSETS

All of the assets of Obligor, including:

1.  all Inventories;

2.  all Tangible Personal Property;

3.  all Assumed Contracts;

4.  all of Obligor’s records relating to any of the assets described in this Schedule 1 including any machinery and equipment maintenance files, customer lists, price lists, distribution lists, supplier lists, production data, quality control records and procedures, customer complaint and inquiry files, research and development files, records, data (including all correspondence with any Governmental Body), backup files that include data relating to the Business, sales material and records (including pricing history, total sales, terms and conditions of sale, sales and pricing policies and practices), strategic plans, copies of Tax records (if requested in writing by Precyse), internal financial statements, marketing and promotional surveys, material and research, software manuals, and Intellectual Property files;

5.  all of the other intangible Assets of Obligor, including all Intellectual Property;

6.  all claims and benefits to the extent they benefit, or are for the benefit of, Obligor or the Business under insurance policies arising from or relating to any of the assets described in this Schedule 1 or the Liabilities assumed by Obligor prior to the Closing Date;

7.  all claims of Obligor against third parties relating to any of the assets described in this Schedule 1 or otherwise (to the extent they benefit the Business), whether known or unknown, fixed or contingent and whether already arisen or that may arise before, on or after acquisition of such assets by Obligor;

8.  all rights of Obligor relating to deposits (except Lease deposits) and prepaid expenses, advances, claims for refunds and rights to offset in respect thereof, including customer deposits relating to the Assumed Contracts;

9.  all other Assets of every kind, nature and description, tangible or intangible, owned by Obligor and used or held for use in connection with the Business.

As used in this Schedule 1:

“Assets” means the Business and all properties, assets and rights of every kind, nature and description whatsoever whether tangible or intangible, real, personal or mixed, fixed or contingent, choate or inchoate, known or unknown, wherever located, (including inventory, equipment, office furniture and furnishings, trade names, trademarks and patents, securities, contracts, agreements, licenses and real estate) of Obligor.

“Assumed Contracts” means all agreements, contracts, options, licenses, instruments, mortgages, obligations, commitments, understandings, claims, unfilled sales orders, open purchase orders, warranties (both manufacturer and vendor), arrangements, promises, or undertakings (whether written or oral and whether express or implied) that is legally binding.

“Business” means a business engaged in the development of products used and useable in real time location and control systems, including iLocateTM.

“Contract” means any agreement, contract, option, license, instrument, mortgage, obligation, commitment, understanding, claim, unfilled sales orders, open purchase orders, warranty (both manufacturer and vendor), arrangement, promise, or undertaking (whether written or oral and whether express or implied) that is legally binding.

“Governmental Body” means any federal, state, local, municipal, foreign or other governmental or quasi-governmental authority, including any administrative, executive, judicial, legislative, regulatory or taxing authority of any nature of any jurisdiction (including any governmental agency, branch, department, official, or entity and any court or other tribunal).

“Intellectual Property” means used in the Business, including copyrights, patents, trademarks and trade secrets, and all intellectual property, patents, trademarks and tradenames set forth on Schedule 3.

“Lease” means Obligor’s lease of the premises located at 2005 S. Eastern Road, Suite 204, Doylestown, PA 18901.

“Liability” means any liabilities of any kind whatsoever (whether known or unknown, asserted or unasserted, absolute or contingent, accrued or unaccrued, liquidated or unliquidated, due or to become due, and whether or not reflected or required by generally accepted accounting principles to be reflected on any balance sheet of Parent or Obligor), of Obligor including any direct or indirect Guarantee of any Liability of any other Person.

“Tangible Personal Property” means all machinery, equipment, tools, furniture, fixtures, office equipment, computer hardware, supplies, spare parts, materials, vehicles and other items of tangible personal property (other than Inventories) of every kind owned, leased or licensed by Obligor (wherever located and whether or not carries on Obligor’s books), together with any express or implied warranty by the manufacturers or Obligor or lessors or licensors of any item or component part thereof and all maintenance records and other documents relating thereto.

“Tax” means any and all taxes, fees, levies, duties, tariffs, imposts and governmental impositions or charges of any kind in the nature of (or similar to) taxes, payable to any federal, state, provincial, local or foreign taxing authority, including (a) income, franchise, profits, gross receipts, ad valorem, net worth, value added, sales, use, service, real or personal property, special assessments, capital stock, license, payroll, withholding, employment, social security, workers’ compensation, unemployment compensation, utility, severance, production, excise, stamp, occupation, premiums, windfall profits, transfer and gains taxes and (b) interest, penalties, additional taxes and additions to tax imposed with respect thereto.

SCHEDULE 2

ORGANIZATIONAL INFORMATION